UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
____________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 29, 2007

CAPITAL CITY BANK GROUP, INC.
(Exact name of registrant as specified in its charter)

Florida	0-13358	59-2273542
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

217 North Monroe Street, Tallahassee, Florida		32301
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code: (850) 671-0300

___________________________________________________
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

CAPITAL CITY BANK GROUP, INC.

FORM 8-K
CURRENT REPORT

Item 5.03  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On November 29, 2007, the Board of Directors of Capital City Bank Group, Inc. (“CCBG”) amended and restated CCBG’s Bylaws. In addition to certain technical amendments, the Board made the following substantive changes to CCBG’s Bylaws:

Section 12 was amended to provide that in an uncontested election, if a nominee for director does not receive the vote of at least the majority of the votes cast at any meeting for the election of directors at which a quorum is present, the director will promptly tender his or her resignation to the Board of Directors. The Bylaw amendment provides that an election is considered “contested”, and thus held under a plurality standard, if there are shareowner nominees for director pursuant to CCBG’s advance notice provision who are not withdrawn prior to the day immediately preceding the date CCBG first mails its notice of meeting to the shareowners. The Nominating Committee will make a recommendation to the Board of Directors as to whether to accept or reject the tendered resignation, or whether other action should be taken. The Board of Directors will act on the tendered resignation and publicly disclose its decision and the rationale behind the decision within 90 days from the date of the certification of the election results. If a director’s resignation is not accepted by the Board of Directors, such director will continue to serve until the annual meeting for the year in which his or her term expires and until his or her successor is duly elected, or his or her earlier resignation or removal. If a director’s resignation is accepted by the Board of Directors, then the Board of Directors, in its sole discretion, may fill any remaining vacancy or decrease the size of the Board of Directors. To be eligible to be a nominee for election or reelection as a director of CCBG, a person must deliver to the Secretary of CCBG a written agreement that such person will abide by these requirements. A copy of CCBG’s Amended and Restated Bylaws is filed as Exhibit 3.2 to this Current Report on Form 8-K, and the foregoing summary is qualified in its entirety by reference thereto.

CCBG issued a press release on November 29, 2007, announcing the adoption of a majority voting standard for uncontested director elections. A copy of the press release is filed as Exhibit 99.1 hereto.

Item 7.01.  Regulation FD Disclosure.

On November 29, 2007, CCBG issued a press release announcing that its Board of Directors authorized an increase to its share repurchase program by 500,000 shares. A copy of the press release is attached as Exhibit 99.1 hereto and incorporated herein by reference.

The information furnished under Item 7.01 of this Current Report, including the Exhibit attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits.

Item No. Description of Exhibit

3.2	Amended and Restated Bylaws of Capital City Bank Group, Inc., effective as of November 29, 2007.

99.1	Press release, dated November 29, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAPITAL CITY BANK GROUP, INC.

Date: November 29, 2007	By:	/s/ J. Kimbrough Davis
J. Kimbrough Davis,
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

3.2	Amended and Restated Bylaws of Capital City Bank Group, Inc., effective as of November 29, 2007.

99.1	Press release, dated November 29, 2007.